Exhibit 99.1

EXECUTION VERSION

FOURTH AMENDMENT TO FORBEARANCE AGREEMENT

AND EIGHTEENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO FORBEARANCE AGREEMENT AND EIGHTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of this 17th day of September, 2019 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, LLC, a Delaware limited liability company (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, LIT, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, the Obligors and the Lender are also parties to a certain Forbearance Agreement and Fourteenth Amendment to Loan and Security Agreement, dated as of November 21, 2018 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Forbearance Agreement”);

WHEREAS, the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults (as defined in the Third Forbearance Amendment and Seventeenth Amendment) remain in effect, and the Lender has not waived the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults;

WHEREAS, the Obligors have requested that the Lender to continue to forbear from (x) demanding the payment of the Obligations as a result of the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, and (y) exercising certain of its rights and remedies against the Obligors and the Collateral on account of the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, and (iii) modify and amend certain terms and conditions of the Loan Agreement; and

EXECUTION VERSION

WHEREAS, the Lender is willing to continue to so waive, forbear and amend certain terms and conditions of the Loan Agreement, but only upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement or Forbearance Agreement, as amended and as applicable.

2. Acknowledgment of Obligations. Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, the Obligors are unconditionally jointly and severally liable to the Lender for the Obligations, including, without limitation, the following amounts as of the dates indicated below:

(a)	Revolver Loans as of September 17, 2019:

Principal: $20,954,022.86

(b)	LC Obligations as of September 17, 2019:

Principal: $0.00

(c)	Bank Product Debt as of September 17, 2019:

Principal: $0.00

(d)	Unused Fee as of September 17, 2019:

        Fee: $1,473.98

(e)	Unpaid attorneys’ fees and expenses as of September 17, 2019: $12,053.07

(f)

For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Extraordinary Expenses heretofore or hereafter incurred by any Lender in connection with, and any other amounts due under, the Loan Documents, including, without limitation, all Extraordinary Expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

3. Continued Forbearance by Lender. Each Obligor acknowledges and agrees that (i) the Forbearance Agreement remains in full force and effect, (ii) the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults are continuing as of the date hereof, and (iii) that Lender has the right to immediately commence enforcement of Lender’s rights and remedies under the Loan Documents and otherwise, including, without limitation, demanding the payment of the Obligations and exercising its rights and remedies against the Obligors and the

EXECUTION VERSION

Collateral. In consideration of the Obligors’ performance in accordance with each and every term and condition of this Agreement and the Third Forbearance Amendment and Seventeenth Amendment, as and when due, the Lender agrees to (i) continue to forbear from accelerating the Obligations, demanding payment thereof, and exercising its rights and remedies against the Obligors and the Collateral otherwise available to Lender upon the occurrence of such Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, and (ii) continue to make Forbearance Period Financial Accommodations in accordance with Section 4, below, in each case until the earlier of: (A) the Forbearance Termination Date, or (B) the occurrence of a Termination Event.

4. Terms of Continued Forbearance. The Lender’s agreements to continue to forbear, set forth herein, are subject to each of the following terms and conditions and, to the extent necessary, the Loan Documents are hereby amended to conform to the following terms and conditions:

(a)

Revolver Loans during Forbearance Period. For avoidance of doubt, and as set forth in the Forbearance Agreement, as a result of the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, the Lender has no further obligation to make any Revolver Loans and/or to issue Letters of Credit (hereinafter, each of such financial accommodation shall be referred to as a “Forbearance Period Financial Accommodation”). Notwithstanding the foregoing, the Lender agrees to make Forbearance Period Financial Accommodations subject to and in accordance with the terms and conditions of the Loan Agreement, this Agreement, and the other Loan Documents, until the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event. Without limiting the generality of the foregoing, the Lender shall have no obligation to make any Forbearance Period Financial Accommodation, if, prior to the making of such Forbearance Period Financial Accommodation, an Overadvance then exists, or after giving effect to the making of such Forbearance Period Financial Accommodation, an Overadvance would then exist (each instance, being an “Additional Forbearance Period Overadvance”), unless such Additional Forbearance Period Overadvance is repaid in accordance with the provisions of this Agreement prior to the making of such Forbearance Period Financial Accommodation. The Lender shall promptly advise the Borrowers of the amount of any such Additional Forbearance Period Overadvance.

(b)

Repayment of Obligations. Without in any way derogating from any of Obligors’ obligations under the Loan Documents, Obligors shall continue to remit all regularly scheduled payments (whether due on account of any Revolver Loans, or otherwise, including all principal, interest, fees, costs and other amounts) which may become due under the Loan Documents, as and when such payments are due (other than, for the avoidance of doubt, payments becoming due solely as a result of one or more Third Forbearance Amendment and Seventeenth Amendment Subject Defaults). For avoidance of doubt, the Full Payment of the Obligations shall become due and payable without demand by Lender upon the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event.

EXECUTION VERSION

(c)

Forbearance Fee. In consideration of the Lender’s agreements set forth herein, Obligors agree to pay the Lender a non-refundable forbearance fee in the amount of $2,500.00 (the “Forbearance Amendment Fee”). The Forbearance Amendment Fee shall be: (i) fully earned by the Lender as of the Fourth Forbearance Amendment and Eighteenth Amendment Effective Date; (ii) retained by the Lender as a fee under all circumstances and shall not be applied in reduction of any other of the Obligations; and (iii) paid to the Lender in good and collected funds upon the execution of this Agreement.

5. Effect of Termination. Upon the expiration of the Forbearance Period or the occurrence of a Termination Event: (a) the agreements of the Lender set forth herein shall automatically terminate; (b) at Lender’s option, Lender may declare all Obligations to be immediately due and payable in full, provided, however, that if an Event of Default of the type described in Section 10.1(j) of the Loan Agreement shall have occurred, then all outstanding Obligations shall automatically become immediately due and payable in full without presentment, demand, or notice; and (c) Lender may immediately commence enforcing the Lender’s rights and remedies pursuant to this Agreement, the Loan Documents, applicable law and otherwise, in such order and manner as Lender may determine appropriate in its sole and exclusive discretion.

6. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Borrowing Base” as contained in Section 1.1 of the Loan Agreement (Definitions) is deleted in its entirety and the following substituted in its stead:

“Borrowing Base: on any date of determination, an amount equal to the lesser of:

(a)	the Revolver Commitment; or

(b)	the sum of:

(i) 85% of the Value of Eligible Accounts; plus

(ii) without duplication of subclause (i) above, the lesser of (A) 75% of the Value of Eligible Energy Source – TNT Energy Unbilled Accounts, and (B) $6,000,000; provided that solely during the period of time from the Third Forbearance Amendment and Seventeenth Amendment Effective Date through and including October 1, 2019, the requirement that all such Eligible Energy Source – TNT Energy Unbilled Accounts be billed or invoiced within ninety (90) days of the applicable Borrowing Base Certificate shall be suspended; plus

(iii) the least of (A) 70% of the Value of Eligible Inventory, or (B) 85% of the NOLV Percentage of the Value of Eligible Inventory, or (C) $8,000,000; provided that the Eligible Inventory owned by Seesmart shall be subject to an advance rate of 22.2% and shall be limited to the maximum aggregate amount of $500,000 after applying such advance rate (iii); plus

EXECUTION VERSION

(iv) 100% of the current balance of the Pledged Cash Collateral, if and only if an acceptable Control Agreement is in effect with respect to the Pledged Cash Collateral to the sole satisfaction of the Lender; plus

(v) 50% of the current balance of the Pledged Securities Collateral, which calculation shall at no time exceed $7,000,000, if and only if an acceptable Control Agreement is in effect with respect to the Pledged Securities Collateral to the sole satisfaction of the Lender; minus

(v) the Availability Reserve.”

(b)

The provisions of Section 1.1 of the Loan Agreement (Definitions) (as most recently amended by the Third Forbearance Amendment and Seventeenth Amendment) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“Fourth Forbearance Amendment and Eighteenth Amendment: means that certain Fourth Amendment to Forbearance Agreement and Eighteenth Amendment to Loan and Security Agreement, dated as of September 17, 2019, by and among the Obligors and the Lender.”

“Fourth Forbearance Amendment and Eighteenth Amendment Effective Date: means the effective date of the Fourth Forbearance Amendment and Eighteenth Amendment, which is September 17, 2019.”

7. Ratification of Loan Documents. Except as specifically amended by this Agreement, and for the avoidance of doubt, all of the terms and conditions of the Loan Agreement, Forbearance Agreement, and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists other than Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, and nothing contained herein shall be deemed to constitute a waiver by the Lender of the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults and/or any other Default or Event of Default which may nonetheless exist as of the date hereof.

8. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement, the Forbearance Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

EXECUTION VERSION

9. Conditions.

(a)	Conditions Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

i)	This Agreement shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

ii)

All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

iii)	The Lender shall have received payment from the Obligors of the Forbearance Amendment Fee.

iv)

The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (A) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (B) that an attached copy of resolutions authorizing execution and delivery of the Agreement and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (C) to the title, name and signature of each Person authorized to sign such documents.

v)

The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request, including, but not limited to, all documents identified on the Document Agenda attached hereto as Exhibit “A”.

vi)

In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Agreement, all documents related thereto and/or associated therewith in the aggregate amount of $12,053.07 (as of September 17, 2019).

EXECUTION VERSION

(b)	Conditions Subsequent. [RESERVED]

10. Miscellaneous.

(a)

This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Agreement (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Agreement by no later than three (3) Business Days after the Third Forbearance Amendment and Seventeenth Amendment Effective Date.

(b)

This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d)

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

[SIGNATURE PAGE FOLLOWS]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Jeffrey J. White
Name:	Jeffrey J. White
Title:	Senior Vice President

[Signatures Continue on Next Page]

Signature Page to Fourth Amendment to Forbearance Agreement and

Eighteenth Amendment to Loan and Security Agreement

EXECUTION VERSION

BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

TRI-STATE LED DE, LLC

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

Signature Page to Fourth Amendment to Forbearance Agreement and

Eighteenth Amendment to Loan and Security Agreement

EXECUTION VERSION

VALUE LIGHTING, LLC

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

ALL AROUND LIGHTING, L.L.C.

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

ENERGY SOURCE, LLC

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

SEESMART, LLC

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

TNT ENERGY, LLC

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

Signature Page to Fourth Amendment to Forbearance Agreement and

Eighteenth Amendment to Loan and Security Agreement

EXECUTION VERSION

GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

BREAK ONE NINE, INC.

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ Joan Atkinson Nano

Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

Signature Page to Fourth Amendment to Forbearance Agreement and

Eighteenth Amendment to Loan and Security Agreement

EXHIBIT A

Document Agenda

(see attached)

DOCUMENT AGENDA

for

FOURTH AMENDMENT TO FORBEARANCE AGREEMENT AND

EIGHTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

among

REVOLUTION LIGHTING TECHNOLOGIES, INC.,

As Borrower’s Agent

and

LIGHTING INTEGRATION TECHNOLOGIES, LLC,

TRI-STATE LED DE, LLC,

VALUE LIGHTING, LLC,

ALL AROUND LIGHTING, L.L.C.,

ENERGY SOURCE, LLC,

REVOLUTION LIGHTING – E-LIGHTING, INC.,

SEESMART, LLC, AND

TNT ENERGY, LLC

As Additional Borrowers Party Thereto

and

VALUE LIGHTING OF HOUSTON, LLC,

BREAK ONE NINE, INC.,

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC., AND

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

As Guarantors Party Thereto

BANK OF AMERICA, N.A.,

as Lender

September 17, 2019

Table of Parties

Bank of America, N.A.	“Lender” or “L”

Riemer & Braunstein LLP (Lender’s counsel)

Kevin M. Murtagh, Esq.

Riemer & Braunstein LLP

100 Cambridge Street, 22nd Floor

Boston, Massachusetts 02114

(617) 880-3437

(617) 880-3456 fax

Anthony B. Stumbo, Esq.

Riemer & Braunstein LLP

Times Square Tower, Suite 2506

Seven Times Square

New York, New York 10036

(212) 789-3153

(212) 719-0140 fax

“R&B”

Revolution Lighting Technologies, Inc.,

Lighting Integration Technologies, LLC,

Tri-State LED DE, LLC,

Value Lighting, LLC

All Around Lighting, L.L.C.

Energy Source, LLC

Revolution Lighting – E-Lighting, Inc.

Seesmart, LLC

TNT Energy, LLC

“Borrowers” or “B”
Value Lighting of Houston, LLC Break One Nine, Inc. Revolution Lighting Technologies – Energy Source, Inc. Revolution Lighting Technologies – TNT Energy, LLC	“Guarantors” or “G”
Lowenstein Sandler (Borrowers’ counsel) Michael Buxbaum, Esq. 1251 Avenue of the Americas New York, New York 10020 (646) 414-6820 (973) 422-6847 fax	“BC”

Item	Responsible Party	Status
PART ONE: LOAN AND OPERATIVE DOCUMENTS

1. Fourth Amendment to Forbearance Agreement and Eighteenth Amendment to Loan and Security Agreement	R&B	Final Form

2. Ratification and Seventh Amendment to Pledge and Security Agreement (LaPenta)	R&B	Final Form

PART TWO: ORGANIZATIONAL AND AUTHORITY DOCUMENTS

3.  Omnibus Certificate (including certified charter documents, bylaws/operating agreement, resolutions, incumbency certificate, good standing and foreign qualification certificates) for each Loan Party

	BC	See Exhibit A

Exhibit A

Organizational Documents

Company	Articles of Incorporation/ Certificate of Formation/ Certificate of Limited Partnership	Bylaws/Operating Agreement/ Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Revolution Lighting Technologies, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Lighting Integration Technologies, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Tri-State LED DE, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Value Lighting, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Exhibit to Fourth Amendment to Forbearance Agreement and

Eighteenth Amendment to Loan and Security Agreement

Company	Articles of Incorporation/ Certificate of Formation/ Certificate of Limited Partnership	Bylaws/Operating Agreement/ Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
All Around Lighting, L.L.C.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Energy Source, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Revolution Lighting – E-Lighting, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Seesmart, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

TNT Energy, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Exhibit to Fourth Amendment to Forbearance Agreement and

Eighteenth Amendment to Loan and Security Agreement

Company	Articles of Incorporation/ Certificate of Formation/ Certificate of Limited Partnership	Bylaws/Operating Agreement/ Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Value Lighting of Houston, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Break One Nine, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Revolution Lighting Technologies – Energy Source, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Revolution Lighting Technologies – TNT Energy, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect			N/A

Exhibit to Fourth Amendment to Forbearance Agreement and

Eighteenth Amendment to Loan and Security Agreement